UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2015

Annual Report
to Shareholders

Deutsche Communications Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

12 Performance Summary

14 Investment Portfolio

18 Statement of Assets and Liabilities

20 Statement of Operations

22 Statement of Changes in Net Assets

23 Financial Highlights

27 Notes to Financial Statements

39 Report of Independent Registered Public Accounting Firm

40 Information About Your Fund's Expenses

41 Tax Information

42 Advisory Agreement Board Considerations and Fee Evaluation

47 Board Members and Officers

52 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board (the Fed) would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 13 for more complete performance information.

Investment Process

We normally focus on the securities of U.S. and foreign companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products. We emphasize investments in companies offering products, services and enabling technologies in a wide spectrum, from traditional communications to newer data-centric communications like the Internet and corporate networks.

Deutsche Communications Fund returned 1.96% during 2015, slightly underperforming the 2.53% return of its benchmark — the MSCI World Telecom Services Index — but outperforming the 0.80% average return of the funds in its Morningstar peer group, Communications Funds. The fund outpaced both the index and the peer group in the three- and five-year periods ended December 31, 2015.

The gain for the benchmark, while modest, represented outperformance compared to the –0.87% one-year return of the broad-based MSCI World Index. Global equities experienced headwinds in 2015, as the combination of slowing global growth, concern about the direction of China’s economy, and persistent uncertainty regarding U.S. Federal Reserve Board (the Fed) policy weighed heavily on investor sentiment. This unsteady backdrop worked to the advantage of the communications sector due to its steady cash flows and below-average degree of economic sensitivity. In addition, the relatively high dividends of stocks in our investment universe provided a favorable starting point for total returns relative to the overall market.

Performance Attribution

This fund's flexible investment approach provided us with a wide latitude to select undervalued, growing companies outside of the domestic, mega-cap telecommunications services sector. Two such stocks were cable/media companies that were bid for during the period and therefore made strong contributions to performance: Time Warner Cable, Inc., which was bid for by Charter Communications, Inc., and Cablevision Systems Corp., which agreed to be acquired by Altice SA. Both deals were awaiting regulatory approval as of the close of the period. Performance was also helped by our position in Crown Castle International Corp., a tower operator that leases space to wireless telecommunications companies. The company benefited from telecom providers’ efforts to compete by upgrading their networks, as well as by a steady increase in data traffic. Crown Castle is not represented in the benchmark, so the position made a meaningful contribution to performance. The fund also benefited from its position in T-Mobile U.S., Inc., which outperformed on the strength of rising subscription growth and lower customer churn. The company has been taking market share and closing the gap in network quality vs. Verizon Communications, Inc. and AT&T, Inc.

Positions in certain European telecoms, including Deutsche Telekom AG and BT Group PLC, also aided the fund’s 12-month results. Deutsche Telekom was boosted by its positive momentum in Germany, a reduction in promotions and the rising value of its stake in T-Mobile. BT Group, for its part, has been taking a greater share of the U.K. broadband market via its fiber network and the popularity of its sports packages. In addition, the stock has benefited from both the well-received acquisition of a mobile provider and its effort to cut costs in its legacy business. While these stocks performed well for the fund, some of the gains were offset by a weaker absolute performance of our positions in European carriers with emerging-markets exposure.

The fund’s underweight in Japan had a negative impact on relative performance. The fund had an average 10 percentage-point underweight in Japan during the year, and the Japanese companies in the MSCI World Telecom Services Index outperformed the broader index by 13 percentage points. Our stock selection in Japan also had an adverse effect on relative performance. The fund’s holding in SoftBank Group Corp. significantly underperformed as the value of the company’s holdings in Alibaba Group Holding Ltd.,* Yahoo Inc.* and Sprint Corp. declined. In contrast, shares of Japanese benchmark components in which the fund was underweight or held no position — such as Nippon Telegraph and Telephone Corp., NTT DoCoMo and KDDI Corp. — delivered strong, double-digit gains.

* Not held in the portfolio as of December 31, 2015.

The fund’s holdings in information technology also detracted from performance. The largest shortfall came from our position in QUALCOMM, Inc., which was hurt by slowing smartphone sales and concerns about the potential impact that investigations in Korea and Taiwan could have on its royalty income. In addition, management disappointed investors when it decided against splitting the company into two separate entities in order to recognize value.

In the media industry, the benefits of the two acquisitions were largely offset by the weakness in Comcast Corp., which lost ground due to its failed bid for Time Warner Cable. Further, the cable industry in general was pressured by fears that the growth of alternative methods of video-content delivery would lead consumers to cancel their cable subscriptions (a trend known as "cord cutting"). We believe this is a legitimate longer-term fear that could lead cable subscribers to cancel at a rate of 1–2% per year, but we think that many companies in the sector continue to feature healthy cash flows, above-average dividends and attractive valuations.

AT&T, Inc. and Verizon Communications, Inc. remain the largest holdings in the fund, and both delivered gains during 2015. These carriers offer above-average dividends, placing them among the highest-yielding stocks in the S&P 500. The fund holds underweight positions in the two stocks, however, since together they make up nearly 35% of the benchmark. We prefer a higher degree of diversification in the portfolio, and we believe these underweight positions enable us to take advantage of more compelling opportunities elsewhere in the sector.

The fund employed derivatives during the course of the year. The fund held futures in lieu of cash in order to achieve broad equity-market exposure in the early part of the period, which aided performance. We closed out these positions in the fourth quarter and rotated the proceeds into individual stocks that were already held in the portfolio.

The fund benefited from the receipt of a distribution relating to the receivable for the pending sale of participatory notes for which Lehman Brothers is the counterparty that was higher than the estimated recovery value.

Outlook and Positioning

The communications sector is generally seen as being a defensive area of the market, but we believe a number of important trends have the potential to drive the earnings growth for individual companies in the group. Mobile video is experiencing rapid growth, reflecting shifts in the way people consume media. Data transmission is also rising due to both the "Internet of things" (physical objects — such as thermostats — with network connectivity) and cloud computing, where enterprises store data remotely rather than on local servers. We see an additional opportunity in the growth of LTE (4G) services in Europe, where the networks are somewhat newer and the growth of data transmission is in an earlier stage than it is in the United States. Many European companies are also benefiting from cost cutting and industry consolidation, as well as the impact of their above-average dividends on total returns.

Ten Largest Equity Holdings at December 31, 2015 (63.5% of Net Assets)
1. AT&T, Inc. An integrated telecommunications company	13.3%
2. Verizon Communications, Inc. An integrated telecommunications company	12.4%
3. Vodafone Group PLC Provides a range of mobile telecommunication services	7.4%
4. Deutsche Telekom AG An integrated telecommunications company based in Germany	6.0%
5. BT Group PLC Provider of telecommunication services in the U.K. to both consumers and businesses	4.7%
6. Comcast Corp. A global media and communications company with two primary businesses: Comcast Cable and NBCUniversal	4.6%
7. T-Mobile U.S., Inc. National wireless carrier	4.5%
8. Telefonica SA Provider of telecommunication services to European and Latin American countries	3.8%
9. Cisco Systems, Inc. Developer of computer network products	3.4%
10. Orange SA Provides telecommunication services to residential and commercial customers	3.4%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 52 for contact information.

Portfolio Management Team

Walter Holick, Director

Lead Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 1990 as fund manager for global equities: technology, telecommunication services and media.

— Senior Fund Manager for Global Equities focused on the Telecommunications, Media and Technology Sectors based in Frankfurt.

— Master of Social Science in Money, Banking and Finance, University of Birmingham, UK; Diplom-Kaufmann (German Master’s degree in business and economics), J.W. Goethe-Universität, Frankfurt.

Frederic L. Fayolle, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in July 2000 after 10 years of experience with Philips Electronics in the USA with responsibility for Philips’s CRT display industry research for North America.

— Senior Equity Portfolio Manager focused on the Technology sector based in Frankfurt.

— MS in Engineering, University of Michigan; MS in Engineering, Ecole Centrale Paris; MBA with finance concentration, University of Michigan Business School.

Effective November 1, 2015, the fund's Portfolio Manager is as follows:

Brendan O’Neill, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset Management in 2000.

— Equity Research Analyst from 2001–2009.

— Portfolio Manager for US Large Cap Equities: New York.

— BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) World Telecom Services Index is an unmanaged index that tracks telecom securities from around the world. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Communications Funds category consists of funds whose portfolios concentrate on telecommunications and media companies of various kinds. Most invest in some combination of cable television, wireless-communications and communications-equipment firms, as well as traditional phone companies. A few favor entertainment firms, mainly broadcasters, film studios, publishers and online service providers.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Performance Summary December 31, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/15
Unadjusted for Sales Charge	1.96%	8.84%	3.89%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–3.90%	7.56%	3.28%
MSCI World Index†	–0.87%	7.59%	4.98%
MSCI World Telecom Services Index††	2.53%	7.19%	6.64%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/15
Unadjusted for Sales Charge	1.20%	8.01%	3.16%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–1.80%	7.87%	3.16%
MSCI World Index†	–-0.87%	7.59%	4.98%
MSCI World Telecom Services Index††	2.53%	7.19%	6.64%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/15
Unadjusted for Sales Charge	1.20%	8.02%	3.11%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.20%	8.02%	3.11%
MSCI World Index†	–0.87%	7.59%	4.98%
MSCI World Telecom Services Index††	2.53%	7.19%	6.64%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/15
No Sales Charges	2.17%	9.08%	4.15%
MSCI World Index†	–0.87%	7.59%	4.98%
MSCI World Telecom Services Index††	2.53%	7.19%	6.64%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 1.65%, 2.65%, 2.47% and 1.41% for Class A, Class B, Class C and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Communications Fund — Class A ■ MSCI World Index† ■ MSCI World Telecom Services Index††

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

†† MSCI World Telecom Services Index is an unmanaged index that tracks telecom securities from around the world. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

	Class A	Class B	Class C	Institutional Class
Net Asset Value
12/31/15	$ 23.99	$ 22.11	$ 22.03	$ 24.48
12/31/14	$ 23.89	$ 22.02	$ 21.94	$ 24.39
Distribution Information as of 12/31/15
Income Dividends, Twelve Months	$ .37	$ .18	$ .18	$ .44

Investment Portfolio as of December 31, 2015

	Shares	Value ($)

Common Stocks 97.7%
Communications Equipment 3.9%
Cisco Systems, Inc.	140,000	3,801,700
QUALCOMM, Inc.	10,000	499,850
		4,301,550
Media 10.3%
Cablevision Systems Corp. (New York Group) "A"	25,000	797,500
Comcast Corp. "A"	90,000	5,078,700
Liberty Global PLC "A"*	40,000	1,694,400
Time Warner Cable, Inc.	15,000	2,783,850
Time Warner, Inc.	16,510	1,067,701
		11,422,151
National Carriers 58.2%
AT&T, Inc. (a)	430,079	14,799,018
BCE, Inc.	30,000	1,159,066
BT Group PLC	756,800	5,261,826
CenturyLink, Inc.	70,000	1,761,200
Deutsche Telekom AG (Registered)	370,000	6,684,196
Koninklijke (Royal) KPN NV	180,000	683,284
Nippon Telegraph & Telephone Corp.	90,900	3,645,404
Orange SA	224,000	3,778,229
Proximus SA	10,000	325,905
Singapore Telecommunications Ltd.	700,000	1,837,986
Swisscom AG (Registered)	3,000	1,503,995
TDC AS	150,000	751,353
Telecom Italia SpA (RSP)	300,000	307,987
Telefonica SA	380,882	4,204,097
Telenor ASA	50,000	836,196
TELUS Corp.	30,000	829,515
Verizon Communications, Inc.	297,000	13,727,340
Zayo Group Holdings, Inc.*	93,987	2,499,114
		64,595,711
Real Estate Investment Trust 3.1%
Crown Castle International Corp. (REIT)	40,000	3,458,000
Semiconductors 2.1%
ARM Holdings PLC	150,000	2,297,989
Technology Hardware, Storage & Peripherals 1.9%
Apple, Inc.	20,000	2,105,200
Wireless Services 18.2%
Millicom International Cellular SA (SDR)	5,000	287,985
SBA Communications Corp. "A"*	30,000	3,152,100
SoftBank Group Corp.	70,000	3,558,219
Sprint Corp.* (a)	10,000	36,200
T-Mobile U.S., Inc.*	128,296	5,018,940
Vodafone Group PLC	2,500,000	8,148,471
		20,201,915
Total Common Stocks (Cost $97,794,003)		108,382,516

Securities Lending Collateral 13.8%
Daily Assets Fund, 0.36% (b) (c) (Cost $15,278,125)	15,278,125	15,278,125

Cash Equivalents 0.7%
Central Cash Management Fund, 0.25% (b) (Cost $831,940)	831,940	831,940

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $113,904,068)†	112.2	124,492,581
Other Assets and Liabilities, Net	(12.2)	(13,508,233)
Net Assets	100.0	110,984,348

* Non-income producing security.

† The cost for federal income tax purposes was $113,924,388. At December 31, 2015, net unrealized appreciation for all securities based on tax cost was $10,568,193. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,828,188 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,259,995.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2015 amounted to $14,808,970, which is 13.3% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Communications Equipment	$ 4,301,550	$ —	$ —	$ 4,301,550
Media	11,422,151	—	—	11,422,151
National Carriers	34,775,253	29,820,458	—	64,595,711
Real Estate Investment Trust	3,458,000	—	—	3,458,000
Semiconductors	—	2,297,989	—	2,297,989
Technology Hardware, Storage & Peripherals	2,105,200	—	—	2,105,200
Wireless Services	8,207,240	11,994,675	—	20,201,915
Other Receivables**	—	—	666,675	666,675
Short-Term Investments (d)	16,110,065	—	—	16,110,065
Total	$ 80,379,459	$ 44,113,122	$ 666,675	$ 125,159,256

There have been no transfers between fair value measurement levels during the year ended December 31, 2015.

(d) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 other receivables, for which significant unobservable inputs were used in determining value:

Other Receivables**
Balance as of December 31, 2014	$ 1,319,330
Realized gains (loss)	—
Change in unrealized appreciation (depreciation) of the claim recovery value	2,328,442
Amortization of premium/accretion of discount	—
Purchases	—
(Claim distribution)	(2,981,097)
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of December 31, 2015	$ 666,675
Net change in unrealized appreciation (depreciation) from the Other Receivables still held as of December 31, 2015	$ 666,675

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 12/31/15	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Other Receivables**	$ 397,870	Estimated residual recovery value based on a Class 5 Senior Guarantee Claim for Lehman Brothers Holding International (LBHI).	Estimated Residual Recovery Value	5.0%
			Discount for lack of marketability	10%
	$ 268,805	Estimated recovery value based on the proposed settlement with Lehman Brothers (Luxembourg) Equity Finance S.A. (LBEF).	Estate Recovery Value	4.26%
			Discount for lack of marketability	10%

** Other receivables represents the fair value of the remaining amount of a pending claim of the pending sale of participatory notes for which Lehman Brothers is the counterparty. During the year ended December 31, 2015, the Fund received a partial distribution of $2,981,097.

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s holdings in other receivables are the estimated recovery values based for the Lehman Brothers Holding International (LBHI) and Lehman Brothers Equity Finance (LBEF) with discounts for lack of marketability. A significant change in the estimates of the Fund’s recoveries could have a material change on the fair value measurements.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $97,794,003) — including $14,808,970 of securities loaned	$ 108,382,516
Investment in Daily Assets Fund (cost $15,278,125)*	15,278,125
Investment in Central Cash Management Fund (cost $831,940)	831,940
Total investments in securities, at value (cost $113,904,068)	124,492,581
Foreign currency, at value (cost $388,637)	375,309
Receivable for investments sold	1,687,091
Receivable for Fund shares sold	1,025
Dividends receivable	265,401
Interest receivable	4,047
Foreign taxes recoverable	81,945
Other receivables**	666,675
Other assets	19,148
Total assets	127,593,222
Liabilities
Payable upon return of securities loaned	$ 15,278,125
Payable for Fund shares redeemed	1,027,773
Accrued management fee	81,877
Accrued Trustees' fees	1,611
Other accrued expenses and payables	219,488
Total liabilities	16,608,874
Net assets, at value	$ 110,984,348

* Represents collateral on securities loaned.

** Other receivables represents the fair value of the remaining amount of a pending claim of the pending sale of participatory notes for which Lehman Brothers is the counterparty. During the year ended December 31, 2015, the Fund received a partial distribution of $2,981,097.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2015 (continued)
Net Assets Consist of
Undistributed net investment income	419,281
Net unrealized appreciation (depreciation) on: Investments	10,588,513
Other receivables	(9,099,380)
Foreign currency	(33,466)
Accumulated net realized gain (loss)	(17,413,334)
Paid-in capital	126,522,734
Net assets, at value	$ 110,984,348
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($104,415,837 ÷ 4,352,983 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.99
Maximum offering price per share (100 ÷ 94.25 of $23.99)	$ 25.45

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($26,670 ÷ 1,206 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 22.11

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,978,500 ÷ 225,979 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 22.03
Institutional Class Net Asset Value, offering and redemption price(a) per share ($1,563,341 ÷ 63,850 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.48

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2015
Investment Income
Income: Dividends (net of foreign taxes withheld of $110,415)	$ 3,740,338
Income distributions — Central Cash Management Fund	6,869
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	36,341
Total income	3,783,548
Expenses: Management fee	1,152,142
Administration fee	116,905
Services to shareholders	186,949
Distribution and service fees	302,541
Custodian fee	9,545
Professional fees	133,178
Reports to shareholders	40,532
Registration fees	54,271
Trustees' fees and expenses	6,295
Other	21,663
Total expenses before expense reductions	2,024,021
Expense reductions	(102,871)
Total expenses after expense reductions	1,921,150
Net investment income (loss)	1,862,398
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,814,709
Futures	346,158
Foreign currency	(45,458)
4,115,409
Change in net unrealized appreciation (depreciation) on: Investments	(6,004,458)
Other receivables	2,328,442
Futures	(73,300)
Foreign currency	(21,209)
(3,770,525)
Net gain (loss)	344,884
Net increase (decrease) in net assets resulting from operations	$ 2,207,282

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2015	2014
Operations: Net investment income (loss)	$ 1,862,398	$ 2,016,920
Net realized gain (loss)	4,115,409	6,860,516
Change in net unrealized appreciation (depreciation)	(3,770,525)	(10,190,854)
Net increase (decrease) in net assets resulting from operations	2,207,282	(1,313,418)
Distributions to shareholders from: Net investment income: Class A	(1,633,985)	(2,105,844)
Class B	(364)	(2,265)
Class C	(41,158)	(59,943)
Institutional Class	(25,680)	(14,848)
Total distributions	(1,701,187)	(2,182,900)
Fund share transactions: Proceeds from shares sold	21,979,643	12,935,855
Reinvestment of distributions	1,561,163	1,987,732
Payments for shares redeemed	(31,519,738)	(34,164,131)
Redemption fees	186	3,347
Net increase (decrease) in net assets from Fund share transactions	(7,978,746)	(19,237,197)
Increase (decrease) in net assets	(7,472,651)	(22,733,515)
Net assets at beginning of period	118,456,999	141,190,514
Net assets at end of period (including undistributed net investment income of $419,281 and $303,528, respectively)	$ 110,984,348	$ 118,456,999

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 23.89	$ 24.50	$ 18.90	$ 16.51	$ 17.37
Income (loss) from investment operations: Net investment income (loss)[a]	.40	.39	.31	.32	.59[e]
Net realized and unrealized gain (loss)	.07[b]	(.56)	5.53	2.49	(.88)
Total from investment operations	.47	(.17)	5.84	2.81	(.29)
Less distributions from: Net investment income	(.37)	(.44)	(.24)	(.42)	(.57)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 23.99	$ 23.89	$ 24.50	$ 18.90	$ 16.51
Total Return (%)[c,d]	1.96[b]	(.69)	30.93	17.10	(1.62)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	104	112	135	107	105
Ratio of expenses before expense reductions (%)	1.69	1.65	1.67	1.72	1.78
Ratio of expenses after expense reductions (%)	1.61	1.63	1.64	1.63	1.66
Ratio of net investment income (loss) (%)	1.62	1.60	1.43	1.76	3.33[e]
Portfolio turnover rate (%)	15	35	23	73	74

[a] Based on average shares outstanding during the period.

[b] During the year ended December 31, 2015, the Fund benefitted from the receipt of a partial distribution of a claim for which Lehman Brothers is the counterparty that was higher than the estimated recovery value. The impact of this claim amounted to $0.49 per share. Excluding the distribution, total return would have been 1.99% lower.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.13 per share and 0.75% of average daily net assets, respectively.

* Amount is less than $.005.

Class B	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 22.02	$ 22.60	$ 17.43	$ 15.23	$ 16.02
Income (loss) from investment operations: Net investment income (loss)[a]	.22	.20	.13	.17	.43[e]
Net realized and unrealized gain (loss)	.05[b]	(.53)	5.10	2.28	(.81)
Total from investment operations	.27	(.33)	5.23	2.45	(.38)
Less distributions from: Net investment income	(.18)	(.25)	(.06)	(.25)	(.41)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 22.11	$ 22.02	$ 22.60	$ 17.43	$ 15.23
Total Return (%)[c,d]	1.20[b]	(1.47)	30.00	16.10	(2.30)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.03	.2	.3	.4	1
Ratio of expenses before expense reductions (%)	3.14	2.65	2.67	2.75	2.76
Ratio of expenses after expense reductions (%)	2.36	2.38	2.39	2.38	2.41
Ratio of net investment income (loss) (%)	.99	.88	.67	1.00	2.59[e]
Portfolio turnover rate (%)	15	35	23	73	74

[a] Based on average shares outstanding during the period.

[b] During the year ended December 31, 2015, the Fund benefitted from the receipt of a partial distribution of a claim for which Lehman Brothers is the counterparty that was higher than the estimated recovery value. The impact of this claim amounted to $0.49 per share. Excluding the distribution, total return would have been 1.99% lower.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 per share and 0.71% of average daily net assets, respectively.

* Amount is less than $.005.

Class C	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 21.94	$ 22.51	$ 17.36	$ 15.17	$ 15.96
Income (loss) from investment operations: Net investment income (loss)[a]	.20	.19	.13	.17	.42[e]
Net realized and unrealized gain (loss)	.07[b]	(.51)	5.08	2.27	(.81)
Total from investment operations	.27	(.32)	5.21	2.44	(.39)
Less distributions from: Net investment income	(.18)	(.25)	(.06)	(.25)	(.40)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 22.03	$ 21.94	$ 22.51	$ 17.36	$ 15.17
Total Return (%)[c,d]	1.20[b]	(1.44)	30.00	16.17	(2.38)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6	5	4	4
Ratio of expenses before expense reductions (%)	2.54	2.47	2.51	2.57	2.63
Ratio of expenses after expense reductions (%)	2.36	2.38	2.39	2.38	2.41
Ratio of net investment income (loss) (%)	.88	.85	.67	1.02	2.61[e]
Portfolio turnover rate (%)	15	35	23	73	74

[a] Based on average shares outstanding during the period.

[b] During the year ended December 31, 2015, the Fund benefitted from the receipt of a partial distribution of a claim for which Lehman Brothers is the counterparty that was higher than the estimated recovery value. The impact of this claim amounted to $0.49 per share. Excluding the distribution, total return would have been 1.99% lower.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 per share and 0.74% of average daily net assets, respectively.

* Amount is less than $.005.

Institutional Class	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 24.39	$ 25.01	$ 19.28	$ 16.83	$ 17.75
Income (loss) from investment operations: Net investment income (loss)[a]	.59	.43	.38	.37	.83[e]
Net realized and unrealized gain (loss)	(.06)[b,c]	(.54)	5.66	2.54	(1.12)
Total from investment operations	.53	(.11)	6.04	2.91	(.29)
Less distributions from: Net investment income	(.44)	(.51)	(.31)	(.46)	(.63)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 24.48	$ 24.39	$ 25.01	$ 19.28	$ 16.83
Total Return (%)	2.17[b,d]	(.44)[d]	31.36	17.30	(1.50)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1.4		.3	.3
Ratio of expenses before expense reductions (%)	1.42	1.41	1.28	1.40	1.40
Ratio of expenses after expense reductions (%)	1.36	1.36	1.28	1.40	1.40
Ratio of net investment income (loss) (%)	2.34	1.75	1.63	1.99	4.47[e]
Portfolio turnover rate (%)	15	35	23	73	74

[a] Based on average shares outstanding during the period.

[b] During the year ended December 31, 2015, the Fund benefitted from the receipt of a partial distribution of a claim for which Lehman Brothers is the counterparty that was higher than the estimated recovery value. The impact of this claim amounted to $0.49 per share. Excluding the distribution, total return would have been 1.99% lower.

[c] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.15 per share and 0.80% of average daily net assets, respectively.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Communications Fund (the "Fund") is a non-diversified series of Deutsche Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. On or about February 10, 2016, all remaining Class B shares will automatically convert to Class A shares. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with each Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended December 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of December 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $17,393,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 419,281
Capital loss carryforwards	$ (17,393,000)
Unrealized appreciation (depreciation) on investments	$ 10,568,193

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2015	2014
Distributions from ordinary income*	$ 1,701,187	$ 2,182,900

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2015, the Fund entered into futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the changes in the value of the underlying hedged security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

There were no open futures contracts as of December 31, 2015. For the year ended December 31, 2015, the Fund invested in futures contracts purchased with a total notional value generally indicative of a range from $0 to approximately $7,621,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 346,158
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ (73,300)
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2015, purchases and sales of investment securities (excluding short-term contracts) aggregated $16,092,571 and $16,983,462, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $100 million of the Fund's average daily net assets	1.00%
Next $100 million of such net assets	.90%
Next $100 million of such net assets	.85%
Next $200 million of such net assets	.80%
Next $500 million of such net assets	.73%
Next $500 million of such net assets	.68%
Over $1.5 billion of such net assets	.65%

Accordingly, for the year ended December 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.99% of the Fund's average daily net assets.

For the period from January 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.61%
Class B	2.36%
Class C	2.36%
Institutional Class	1.36%

For the year ended December 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 92,114
Class B	518
Class C	9,629
Institutional Class	610
$ 102,871

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2015, the Administration Fee was $116,905, of which $9,595 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended December 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2015
Class A	$ 65,512	$ 10,581
Class B	534	80
Class C	3,944	625
Institutional Class	167	40
	$ 70,157	$ 11,326

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended December 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2015
Class B	$ 498	$ 18
Class C	41,016	3,195
	$ 41,514	$ 3,213

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2015	Annual Rate
Class A	$ 247,475	$ 64,358.22%
Class B	145	19.22%
Class C	13,407	3,267.25%
	$ 261,027	$ 67,644

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2015 aggregated $2,463.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2015, the CDSC for Class B and Class C shares aggregated $14 and $105, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2015, DDI received $401 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $16,768, of which $6,953 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $3,160.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2015.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	768,872	$ 19,092,800	476,121	$ 11,583,194
Class C	11,102	253,581	38,938	864,373
Institutional Class	102,453	2,633,262	19,939	488,288
		$ 21,979,643		$ 12,935,855
Shares issued to shareholders in reinvestment of distributions
Class A	62,603	$ 1,504,965	80,240	$ 1,921,509
Class B	16	364	103	2,265
Class C	1,417	31,473	2,242	49,133
Institutional Class	996	24,361	604	14,825
		$ 1,561,163		$ 1,987,732
Shares redeemed
Class A	(1,167,334)	$ (28,711,312)	(1,377,867)	$ (33,180,883)
Class B	(5,908)	(133,260)	(7,942)	(173,508)
Class C	(37,823)	(843,370)	(33,211)	(736,254)
Institutional Class	(71,743)	(1,831,796)	(2,949)	(73,486)
		$ (31,519,738)		$ (34,164,131)
Redemption fees		$ 186		$ 3,347
Net increase (decrease)
Class A	(335,859)	$ (8,113,361)	(821,506)	$ (19,672,833)
Class B	(5,892)	(132,896)	(7,839)	(171,243)
Class C	(25,304)	(558,316)	7,969	177,252
Institutional Class	31,706	825,827	17,594	429,627
		$ (7,978,746)		$ (19,237,197)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Securities Trust and Shareholders of Deutsche Communications Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Communications Fund (the "Fund") at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts February 23, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2015 to December 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B and C shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B and C shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 982.50	$ 978.13	$ 978.50	$ 983.30
Expenses Paid per $1,000*	$ 8.05	$ 11.77	$ 11.77	$ 6.80
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 1,017.09	$ 1,013.31	$ 1,013.31	$ 1,018.35
Expenses Paid per $1,000*	$ 8.19	$ 11.98	$ 11.98	$ 6.92

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
Deutsche Communications Fund	1.61%	2.36%	2.36%	1.36%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2015, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $2,800,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Communications Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds"), noting that DIMA indicated that it does not provide services to any other comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM manages a Deutsche Europe fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche Funds as compared to Deutsche Europe funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, DeAWM Trust Company (since 2016)
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management; and Chairman, Director and President, DeAWM Trust Company (since 2013); formerly, Director, DeAWM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, DeAWM Distributors, Inc.; and Secretary, DeAWM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B and C also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	TISHX	FTEBX	FTICX	FLICX
CUSIP Number	25159L 729	25159L 711	25159L 695	25159L 687
Fund Number	432	632	732	532

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche communications fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$54,977	$0	$0	$2,600
2014	$53,637	$0	$0	$1,500

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$2,600	$30,661	$0	$33,261
2014	$1,500	$63,439	$0	$64,939

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2014 and 2015 financial statements, the Fund entered into an engagement letter with PwC. The terms of the 2015 engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Communications Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 29, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 29, 2016